Exhibit 33

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned,  Peter  Mateja,  Chief  Executive  Officer,  of  Smart  Energy
Solutions, Inc., Inc. (the "Company") and Edward Braniff, Chief Financial Officer of the Company, certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 6, 2006





/s/ Peter Mateja
Peter Mateja
Chief Executive Officer
(Principal Executive Officer)

/s/ Edward Braniff
Edward Braniff
Chief Financial Officer
(Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.